Exhibit 10.1

LETTER AGREEMENT REGARDING
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

August 1, 2022

COUCHBASE, INC.
3250 Olcott Street
Santa Clara, CA 95054

Ladies and Gentlemen:
Reference is made to that certain Amended and Restated Loan and Security Agreement dated as of January 29, 2021, by and among (i) SILICON VALLEY BANK, a California corporation (“Bank”), and (ii) COUCHBASE, INC., a Delaware corporation (“Borrower”) (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).
This Letter Agreement Regarding Amended and Restated Loan and Security Agreement (this “Letter Agreement”) amends, modifies and supplements the Loan Agreement by resetting a certain amount threshold in connection with the definition of “Permitted Indebtedness” of the Loan Agreement herein. Capitalized terms used but not defined in this Letter Agreement shall have the meanings given to them in the Loan Agreement.
For good and valuable consideration, the receipt and sufficiency of which being hereby acknowledged, Bank and Borrower hereby agree to replace and reset the amount threshold in clause (j) of the definition of “Permitted Indebtedness” in the Loan Agreement from “Two Hundred Fifty Thousand Dollars ($250,000)” to an amount of “Seven Hundred Fifty Thousand Dollars ($750,000)”.
This Letter Agreement may not be amended or any provision hereof waived or modified except by an instrument in writing signed by each of the parties hereto. THIS LETTER AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. This Letter Agreement may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement.
The words “execution,” “signed,” “signature” and words of like import in any this Letter Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature or the use of a paper-based recordkeeping systems, as the case may be, to the extent and as provided for in any applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act.
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IN WITNESS WHEREOF, the parties hereto have caused this Letter Agreement to be executed as of the date first written above.

BORROWER:

COUCHBASE, INC.

By:	/s/ GREG HENRY
Name:	Greg Henry
Title:	Chiet Financial Officer

BANK:

SILICON VALLEY BANK

By:	/s/ LAWRENCE CHAO
Name:	Lawrence Chao
Title:	Vice President

[Signature Page to Letter Agreement]